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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated October 2, 1998 included in American Telesource International, Inc.'s Form 10-K for the year ended July 31, 1998 and to all references to our Firm included in this registration statement.



/s/ ARTHUR ANDERSEN LLP



San Antonio, Texas
July 30, 1999